 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     February 19, 2010

FLINT TELECOM GROUP, INC.
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(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 N. Stephanie St., Suite 1411, Henderson, NV 89014
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(Address of Principal Executive Offices)   (Zip Code)

(Former Address: 327 Plaza Real, Suite 319, Boca Raton, FL 33432)

(561) 962-0230
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(Registrant’s Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

Flint Telecom Group, Inc. (the "Company") has now determined that it will be unable to timely file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2009. While the Company cannot at this time identify the precise date when the Company will become current in its reporting with the SEC, it will continue to work diligently to file all required SEC reports as quickly as possible.

                                                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: February 19, 2010	Vincent Browne,
Chief Executive Officer